UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 W. Morse Boulevard, Suite 220
 Winter Park, FL 32789

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (321) 972-1583

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	OTC Pink: IRRXU	N/A
Class A common stock, par value $0.0001	OTC Pink: IRRX	N/A
Warrant	OTC Pink: IRRXW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, (a) on January 12, 2023, Integrated Rail and Resources Acquisition Corp. (“SPAC”) issued an unsecured promissory note to Trident Point 2, LLC, a Delaware limited liability company (the “Lender”) (the “Lender Note”), pursuant to which SPAC was entitled to borrow up to an aggregate principal amount of $600,000 in order to fund working capital deficiencies or finance transaction costs in connection with an intended business combination; (b) on February 8, 2024, SPAC issued an unsecured promissory note to the Lender Note, pursuant to which SPAC is entitled to borrow up to an aggregate principal amount of $750,000 from the Lender; (c) on January 10, 2025, SPAC amended and restated the Lender Note to amend the Maturity Date (as defined in the Lender Note) to the earlier of (i) May 15, 2025 or (ii) the date on which SPAC consummates an initial business combination; and (d) on February 10, 2025, SPAC amended and restated the Lender Note to entitle SPAC to borrow up to an aggregate principal amount of $1,350,000 from the Lender in order to fund costs reasonably related to an initial business combination.

On May 15, 2025, SPAC amended and restated the Lender Note to amend the Maturity Date to the earlier of (i) July 15, 2025 or (ii) the date on which SPAC consummates an initial business combination.

The foregoing description of the Lender Note is qualified in its entirety by reference to the full text of the Lender Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth below in Items 5.03 and 5.07 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2025, SPAC filed, with the unanimous consent of its board of directors (the “Board”) and the consent a majority of the holders of SPAC’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), an amendment to SPAC’s Amended and Restated Certificate of Incorporation (as so amended, the “Charter”), with the Secretary of State of the State of Delaware (the “Charter Amendment”).

The Charter Amendment extends the date by which SPAC must complete an initial business combination (the “Deadline Date”) from May 15, 2025 to June 15, 2025, by depositing (or causing to be deposited) into the trust account established to connection with SPAC’s initial public offering (the “Trust Account”) $5,000 for such one-month extension (an “Extension Payment”) on or prior to May 15, 2025, and to allow SPAC, without another stockholder vote, to further extend the Deadline Date on a monthly basis one time by an additional one month after June 15, 2025, by resolution of the Board, if requested by SPAC’s sponsor (the “Sponsor”), upon five days’ advance notice prior to the Deadline Date, until July 15, 2025, by depositing (or causing to be deposited) into the Trust Account $5,000 for the additional one-month extension on or prior to the Deadline Date, unless the closing of an initial business combination shall have occurred prior thereto.

The Charter Amendment also removes the limitation that prevents SPAC from redeeming shares of Class A Common Stock originally sold as part of the units issued in SPAC’s initial public offering if such redemption would cause SPAC to have net tangible assets of less than $5,000,001.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2025, SPAC held a special meeting of stockholders (the “Special Meeting”), at which holders of 5,088,087 shares of Class A Common Stock were present in person or by proxy, representing approximately 84.81% of the voting power of the 5,999,659 issued and outstanding Class A Common Stock entitled to vote at the Special Meeting as of the close of business on April 22, 2025, which was the record date for the Special Meeting.

At the Special Meeting, SPAC stockholders approved a proposal (the “Extension Amendment Proposal”) to amend the Charter to extend the Deadline Date from May 15, 2025 to June 15, 2025, by depositing (or causing to be deposited) into the Trust Account an Extension Payment on or prior to May 15, 2025, and to allow SPAC, without another stockholder vote, to further extend the Deadline Date on a monthly basis one time by an additional one month after June 15, 2025, by resolution of the Board, if requested by the Sponsor, upon five days’ advance notice prior to the Deadline Date, until July 15, 2025, by depositing (or causing to be deposited) into the Trust Account $5,000 for the additional one-month extension on or prior to the Deadline Date, unless the closing of an initial business combination shall have occurred prior thereto. As a result of the approval of the Extension Amendment Proposal, the Sponsor made and will make an Extension Payment into the Trust Account on each applicable Deadline Date.

The following is a tabulation of the votes with respect to the Extension Amendment Proposal, which was approved by SPAC’s stockholders:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
5,088,085	2	0

At the Special Meeting, SPAC stockholders also approved a proposal (the “NTA Amendment Proposal,” and together with the Extension Amendment Proposal, the “Proposals”) to amend the Charter to remove the limitation that prevents SPAC from redeeming shares of Class A Common Stock originally sold as part of the units issued in SPAC’s initial public offering if such redemption would cause SPAC to have net tangible assets of less than $5,000,001.

The following is a tabulation of the votes with respect to the NTA Amendment Proposal, which was approved by SPAC’s stockholders:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
5,088,085	2	0

In connection with the Special Meeting, stockholders holding an aggregate of 207,559 shares of SPAC’s Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $2,764,686 (approximately $13.32 per share) was removed from the Trust Account to pay such holders in May 2025.

On May 13, 2025, SPAC filed the Charter Amendment with the Secretary of State of the State of Delaware to reflect the Proposals. The foregoing description of the Proposals is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information about the Business Combination and Where to Find It

This document relates to a proposed transaction between SPAC, Uinta Infrastructure Group Corp., a Delaware corporation (the “Company”), Uinta Integrated Infrastructure Inc., a Delaware corporation (“Holdings”), and the other parties to that certain Agreement and Plan of Merger dated November 8, 2024, as amended in accordance with its terms (the “Merger Agreement”). This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The parties intend to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a proxy statement of SPAC and a prospectus for Holdings’ securities, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all SPAC stockholders. The parties will file other documents relating to the proposed transaction with the SEC. Before making any voting decision, investors and security holders of SPAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to SPAC at 400 W. Morse Boulevard, Suite 220, Winter Park, Florida 32789, Attention: Mark Michel, Chief Executive Officer, (347) 627-0058.

Participants in the Solicitation

SPAC and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SPAC stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of SPAC and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

The information in this current report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between the Company and SPAC. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward- looking statements include, but are not limited to, statements regarding estimates and forecasts regarding the Company’s business, net proceeds from the proposed transaction, potential benefits of the proposed transaction and the potential success of the Company’s market and growth strategies, and expectations related to the terms and timing of the proposed transaction. These statements are based on various assumptions and on the current expectations of SPAC and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SPAC and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the risk that the proposed transaction may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SPAC; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by the stockholders of SPAC and the receipt of certain governmental and regulatory approvals; (iv) the failure to realize the anticipated benefits of the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, performance, and business generally; (vi) the outcome of any legal proceedings that may be instituted against SPAC or the Company related to the business combination agreement or the proposed transaction; (vii) the ability to address the market opportunity for the Company’s products and services; (viii) the risk that the proposed transaction may not generate the expected net proceeds for the combined company; (ix) the ability to implement business plans and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (xi) the risk of downturns, new entrants and a changing regulatory landscape in the highly competitive industry in which the Company operates; and (xii) those factors discussed in SPAC’s filings with the SEC under the headings “Risk Factors,” and other documents of SPAC filed, or to be filed, with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SPAC nor the Company presently know or that SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SPAC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. While SPAC and the Company may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SPAC’s and the Company’s assessments as of any date subsequent to the date of this press report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description
3.1	Sixth Amendment to the Amended and Restated Articles of Incorporation of SPAC, dated as of May 13, 2025
10.1	Promissory Note, dated as of May 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

Dated: May 19, 2025	By:	/s/ Mark A. Michel
	Name:	Mark A. Michel
	Title:	Chief Executive Officer

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